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      STEPHEN E. ROTH
DIRECT LINE: (202)383-0158
Internet: sroth@sablew.com




                                April 27, 1999



Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

       We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 1 (file number 333-41577) to the Registration Statement on Form N-4 filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                               Very truly yours,

                               SUTHERLAND ASBILL & BRENNAN LLP



                               By: /s/ STEPHEN E. ROTH
                                   -----------------------------------
                                     Stephen E. Roth